U.S. Securities and Exchange Commission

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

of earliest event reported)

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 28, 2012

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Commission File No. 333-123465

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Universal Bioenergy, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	20-1770378
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

19800 Mac Arthur Blvd., Ste. 300

Irvine, CA 92612

 (Address of principal executive offices)

  (949) 559-5017

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

As used in this report, the terms "we", "us", "our", "our company" “Universal” refer to Universal Bioenergy, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Section 5. Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 26, 2012, the Company filed with the Nevada Secretary of State a Certificate of Amendment to the Company’s Articles of Incorporation. The Amendment was approved by a Unanimous Written Consent of all the Directors of Universal Bioenergy, Inc., on December 19, 2012, pursuant to the authority granted them by a “Written Consent Of The Holders Of A Majority Of The Voting Shares Of Universal Bioenergy, Inc.”, dated June 18, 2010, which granted to the Board of Directors the full right and authority to increase or otherwise change the authorized shares of Common Stock and Preferred Stock. The information regarding this issue was fully disclosed in the Company’s Form 10-Q Report’s that were filed for the quarterly periods ending June 30, 2011 and September 30, 2011, and the Form 8-K Report filed on May 19, 2011. A complete copy of the Amendment is attached as Exhibit 3.1 The Amendment incorporated the following changes;

  Increased the number of authorized shares of the Corporation’s common stock from 1,000,000,000 to a total of 3,000,000,000 shares.
  The total number of shares of "Preferred Stock" that the Corporation is authorized to issue is 10,000,000 shares with a par value of $0.001 per share.

(2)

Item 8.01 Other Events

With reference to the Amendment, Management does not intend to actually issue all of these authorized shares to the public, as they will primarily remain within the corporate treasury until needed. Some shareholders may view this action as a potential for dilution and a devaluation of their shares, however we believe there are many valuable benefits to our shareholders.

Management believes that the shareholders would likely receive greater potential financial rewards by means of increased revenues, earnings, a significant increase in the price of the stock, greater market value of the Company, increased assets and more liquidity. The Company is aggressively preparing for rapid growth and expansion through some planned major mergers and acquisitions. Additionally, based on the type and size of transactions that the Company is working on, it needs to have the shares available to it and the flexibility to meet those need and goals. The purpose of increasing the number of shares of common stock is to use them for business and financial purposes, including raising capital, for mergers and acquisitions, acquiring products or services in exchange for stock, attracting and retaining employees, increasing our shareholder base, and being able to respond rapidly to opportunities that arise in the marketplace. The raising of  additional capital through the sale of equity may result in  a dilution of the current shareholders interests. However, management anticipates that the shareholders  would likely receive greater potential financial rewards by means of a significant increase  in the price of the stock, greater market value of the Company, and more liquidity.

The Amendment to the Articles of Incorporation is intended to facilitate the actions for our anticipated growth and expansion, as indicated below;

Mergers & Acquisitions.

Management has determined that it is in our best interests to chart a strategic course for the Company to grow faster by more mergers and acquisitions. Management is planning for expansion, by additional mergers and acquisitions to generate greater revenues and profits, and by shifting our focus to invest in far more profitable natural and alternative energy technologies.. The previous acquisitions the Company completed were to help build revenue and market share, however, these proposed acquisitions are more strategically planned to generate revenues and profits for the Company.

The potential targets profile will primarily include companies with well established marketing and distribution channels, a defensible competitive position and strong growth opportunities. This will also include companies that have a strong asset base with hard or fixed assets, property, plant, equipment, proprietary technologies, patents, and exclusive licenses. We are aggressively seeking potential acquisition targets to meet these objectives.

Some  companies being targeted are, oil producers, oil drilling companies, refined oil product producers, natural gas producers, gas marketers,  pipeline companies, pipeline construction companies, gas storage facilities, propane producers, high wall surface coal mines, refined oil product producers, and the acquisition of energy technology patents and licenses. We’re also looking at acquiring producing petroleum and gas wells, assets/properties and related energy companies. Acquiring interests in properties in these areas will work very well with our strategic plans for the expansion of our subsidiary Texas Gulf Oil & Gas Inc.  We have adapted our business strategy to become a more vertically integrated company, to give us greater management control over our supply chain, from the producer, through marketing, distribution, and directly to the customer. We believe, but can provide no assurances, that this will bring even greater revenues for our Company, solid earnings and bring more value to our shareholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Amendment to Articles of Incorporation and Exhibit A

(3)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Bioenergy, Inc .
Date: December 28, 2012	By:	/s/ Vince M. Guest
Vince M. Guest Chief Executive Officer